CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the references to our firm under the captions "Financial Highlights" and "Fund Service Providers" in the Prospectus and "Disclosure of Public Holdings," "Other Service Providers" and "Financial Statements" in the Statement of Additional Information and to the incorporation by reference and use of our reports dated February 28, 2013, on the financial statements and financial highlights of American Beacon International Equity Index Fund, American Beacon S&P 500 Index Fund, and American Beacon Small Cap Index Fund as of and for the periods ended December 31, 2012, in the Registration Statement (Form N-1A) of the American Beacon Funds, which is filed with the Securities and Exchange Commission in the Post-Effective Amendment No. 158 to the Registration Statement under the Securities Act of 1933 (File No. 33-11387).

/s/ Ernst & Young, LLP

Dallas, Texas

April 24, 2013

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the reference to our firm with respect to State Street Equity 500 Index Portfolio under the caption “Other Service Providers” and “Financial Statements” in the American Beacon Fundssm Statement of Additional Information, dated April 30, 2013, and to the incorporation by reference in this Registration Statement (Form N-1A)(Post-Effective Amendment No. 158 to File No. 033-11387) of American Beacon Fundssm of our report, dated February 22, 2013, on the financial statements and financial highlights of State Street Equity 500 Index Portfolio, included in the Annual Report to Shareholders for the year ended December 31, 2012.

/s/ Ernst & Young, LLP

Boston, Massachusetts

April 26, 2013

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in this Post-Effective Amendment No. 158 to Registration Statement No. 033-11387 on Form N-1/A of our reports each dated February 15, 2013, relating to the financial statements and financial highlights of Master International Index Series and Master Small Cap Index Series, two of the series constituting Quantitative Master Series LLC, appearing in the Annual Report on Form N-CSR of the American Beacon Funds for the year ended December 31, 2012. We also consent to the references to us under the headings “Other Service Providers” and “Financial Statements” in the Statement of Additional Information.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

April 30, 2013